UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2021

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 – 740 McCurdy Road, Kelowna, BC Canada	V1X 2P7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (250) 765-6424

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Warrants to Purchase Common Stock	LEXX LEXXW	The Nasdaq Capital Market The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01	Regulation FD Disclosure

On May 6, 2021, Lexaria Bioscience Corp. (“Lexaria”) announced that its three new DehydraTECH 2.0 formulations that formed part of its HYPER-A21-1 study, delivered improved performance when compared to both Lexaria’s original DehydraTECH 1.0 and 2.0 concentration-matched formulations, as well as to a medium chain triglyceride (“MCT”) oil based control formulation. The study demonstrated that each of the new DehydraTECH 2.0 formulations delivered very high levels of CBD absorption into brain tissues, dwarfing the levels achieved with the MCT oil-based control formulation. The three new DehydraTECH 2.0 formulations delivered between 907%-1,737% more CBD into brain tissue than the MCT oil based control formulation, similar to the up to 1,937% increase over the MCT oil based control formulation announced previously for Lexaria’s original DehydraTECH 2.0 formulation.

On May 7, 2021 Lexaria announced the cancellation of 87,935 options of which an aggregate of 18,334 stock options had an exercise price of US$14.10; 23,334 stock options had an exercise price of US$10.20; and 46,267 stock options had an exercise price of US$9.60.

On May 12, 2021 Lexaria announced the receipt of its first patent grant in India which was issued on April 30, 2021 for its third patent family, Stable Ready-to-Drink Beverage Compositions Comprising Lipophilic Active Agents. This represents the second granted patent in this patent family, the first granted patent being issued in Australia. This India patent grant includes claims for use with a variety of ready-to-drink beverages and a wide range of lipophilic active agents, including NSAIDs (e.g., acetylsalicylic acid, ibuprofen, diclofenac, indomethacin, piroxicam), acetaminophen, fat soluble vitamins, nicotine and cannabinoids.

Item 9.01	Financial Statements and Exhibits
99.1	Press Release dated May 6, 2021
99.2	Press Release dated May 7, 2021
99.3	Press Release dated May 12, 2021

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.

/s/ Chris Bunka
Chris Bunka
CEO, Principal Executive Officer

Date: May 12, 2021

3